UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

September 9, 2025

Date of Report (Date of earliest event reported)

RAYMOND JAMES FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Florida	1-9109	59-1517485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway
St. Petersburg, Florida	33716
(Address of principal executive offices)	(Zip Code)

(727) 567-1000

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RJF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	RJF PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 11, 2025, Raymond James Financial, Inc. (the “Company”) closed a public underwritten offering (the “Offering”) of (i) $650,000,000 aggregate principal amount of 4.900% senior notes due 2035 (the “2035 Notes”) and (ii) $850,000,000 aggregate principal amount of 5.650% senior notes due 2055 (the “2055 Notes” and, together with the 2035 Notes, the “Notes”). The Notes were issued pursuant to the Underwriting Agreement, dated September 9, 2025, by and among the Company and the several underwriters named therein, and the indenture (the “Base Indenture”), dated as of August 10, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Tenth Supplemental Indenture (the “Tenth Supplemental Indenture”), dated as of September 11, 2025, and the Eleventh Supplemental Indenture (the “Eleventh Supplemental Indenture”), dated as of September 11, 2025. The issuance of the Notes was registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-279215).

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, which are filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On September 9, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 9, 2025, by and among Raymond James Financial, Inc. and the several underwriters named therein.

4.1	Indenture, dated as of August 10, 2009, by and between Raymond James Financial, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Raymond James Financial, Inc.’s Quarterly Report on Form 10-Q for the period ended June 30, 2009, filed with the Securities and Exchange Commission on August 20, 2009).

4.2	Tenth Supplemental Indenture, dated as of September 11, 2025, by and between Raymond James Financial, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Eleventh Supplemental Indenture, dated as of September 11, 2025, by and between Raymond James Financial, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 4.900% Senior Notes due 2035 (included in Exhibit 4.3).

4.5	Form of 5.650% Senior Notes due 2055 (included in Exhibit 4.3).

5.1	Opinion of E. Michael Serbanos, Esq.

5.2	Opinion of Morrison & Foerster LLP.

23.1	Consent of E. Michael Serbanos, Esq. (included in Exhibit 5.1).

23.2	Consent of Morrison & Foerster LLP (included in Exhibit 5.2).

99.1	Press release, dated September 9, 2025, issued by Raymond James Financial, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: September 11, 2025	By:	/s/ Jonathan W. Oorlog, Jr.
Jonathan W. Oorlog, Jr.
Chief Financial Officer